LOAN AGREEMENT

      THIS LOAN AGREEMENT (the "Loan Agreement") is entered into on this 29th day of September 2004, by and among SHUMATE MACHINE WORKS, INC., a Texas corporation ("Shumate"), EXCALIBUR HOLDINGS, INC., a Texas corporation ("Excalibur Holdings"), and EXCALIBUR INDUSTRIES, INC., a Delaware corporation ("Excalibur Industries") (Shumate, Excalibur Holdings, and Excalibur Industries are collectively referred to herein as the "Borrowers"), and STILLWATER NATIONAL BANK AND TRUST COMPANY (the "Lender").

                              W I T N E S S E T H :

1. LENDING AGREEMENT. Subject to the terms and conditions hereinafter set forth, Lender agrees to lend to Borrower, and the Borrower agrees to borrow from the Lender, a sum not to exceed THREE MILLION FOUR HUNDRED FIFTY THOUSAND DOLLARS ($3,450,000.00), as evidenced by the Notes (as defined below).

2. BORROWERS' NOTES. The indebtedness will be evidenced by the following Term Note and the Revolving Note (each as defined below) (the Term Note and the Revolving Note are referred to collectively as the "Notes"):

      2.1. Term Note. Promissory Note of even date herewith in the principal face amount of TWO MILLION FOUR HUNDRED FIFTY THOUSAND DOLLARS ($2,450,000.00) ("Term Note"), which will be in form and substance and payable on the terms approved by Lender. Interest only will be paid monthly commencing October 31, 2004, and on the last day of each month thereafter. The Term Note shall mature and become due on January 15, 2005, at which time, the Borrowers will make a balloon payment of the entire outstanding principal balance together with all accrued interest and other charges, if any.

      2.2. Revolving Line of Credit. The Lender will provide Shumate a revolving line of credit as follows:

            2.2.1. Revolving Note.  Promissory Note of even date herewith in the principal face amount of ONE MILLION DOLLARS ($1,000,000.00) in form and substance and payable on the terms approved by the Lender (the " Revolving Note"). The aggregate of advances made during the term of the Note may exceed the face amount thereof, but the unpaid principal balance due on the Note will not exceed the lesser of (a) the Borrowing Base (as defined below) or (b) the face amount of the Note.

            2.2.2. Advances.  Advances  under the Revolving Note will be limited to the Borrowing Base. The Borrowing Base shall be determined on a monthly basis upon the submission of a signed "Monthly Borrowing Base Certificate" in form as is shown on Schedule "1" attached hereto, or such other form as satisfactory to Lender. Each Monthly Borrowing Base Certificate will be supported by a current accounts receivable aging, and such other documentation that may reasonably required by the Lender to determine the Borrowing Base. After determination of the Borrowing Base for any given month, Borrower may obtain advances by submitting an "Advance Request" in the form satisfactory to Lender.

            2.2.3. Authority to Request  Advances.  The Lender may make loans in any amount and in any manner requested in writing by any officer or agent of Shumate or by any person reasonably believed by the Lender to be an officer or agent of Shumate. Loan proceeds may be disbursed by deposit in any deposit account of Shumate, by an instrument payable Shumate. The Borrowers and Lender acknowledge and agree that the initial advance shall be in the amount of $____________________ and deposited to Shumate's operating account maintained with Lender.

            2.2.4. Purpose . Funds  advanced  under the  Revolving  Note will be used by the Borrowers solely for the following purposes: (a) to provide general working capital to Shumate; (b) to pay all fees owing to the Lender, and all expenses payable by the Borrowers pursuant to the terms hereof; and (c) to reimburse the Lender for out-of-pocket expenses incurred by the Lender in connection with the preparation, administration, amendment, modification and enforcement of the Loan Documents (as defined in Section 7.2 hereof), including but not limited to attorneys' fees and expenses.

      2.3. Interest. The Notes will bear interest on the unpaid principal balance at a per annum rate equal to the Reference Rate plus two percent (2%), which interest rate will be adjusted on each day on which a change in the Reference Rate occurs (the "Interest Rate"). The "Reference Rate" will mean the prime rate of interest as published in the "Money Rates" section of the of the Wall Street Journal, which rate is not necessarily the lowest rate of interest charged by the Lender. Interest on the Notes will be paid monthly commencing on October 31, 2004, and on the last day of each calendar month thereafter. The entire unpaid principal balance of the Notes and all accrued interest thereon will be due and payable on January 15, 2005.

      2.4. Prepayment. Borrowers may prepay the Notes at any time, without premium or penalty. Each prepayment will be applied by the Lender first to the payment of unpaid fees and expenses, then to accrued interest on the Revolving Note and then to the payment of principal. In addition, if at any time the aggregate outstanding principal balance of the debt under the Revolving Note exceeds the then amount of the Borrowing Base, the Borrowers shall immediately, without notice or demand, prepay the Revolving Note in an amount equal to the excess.

      2.5. Notation of Advances. The Lender shall have the right (acting at its sole discretion with or without the consent of the Borrowers) to make notations of advances by it to Shumate and payments to it by Shumate on any liability ledger records maintained by or for the Lender as to indebtedness of Borrowers, and such ledger shall be presumed correct until the contrary is established by Shumate. Upon demand by the Lender at any time or from time to time, Shumate will confirm and admit by signed writing the exact amount of indebtedness for principal and interest then outstanding under this Agreement. Any billing statement or accounting rendered by or for the Lender shall be conclusive and fully binding on Borrower unless specific written notice of exception is given to the Lender by Borrower within thirty (30) days thereafter.


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

      2.6. Lending Restrictions. Notwithstanding any other provision of this Agreement or the other Loan Documents, any advance herein provided for will not be required to be made by the Lender: (a) if after making such advance, the Lender would, as determined in the sole discretion of the Lender, exercised in good faith, be in violation of any regulatory requirements imposed by any branch of government of the United States of America or any state thereof; (b) if any event of Default has occurred and has not been cured by a borrower or waived by the Lender; (c) if, since the the date of this Agreement and up to the date of the advance request, any litigation or governmental proceeding has been instituted against a Borrower or any of the Collateral, which, if decided adversely, will, in the reasonable opinion of the Lender, adversely affect to a material extent, the financial condition or continued operation of a Borrower; or (d) if, since the date of this Agreement and up to the date of the advance request, any loss, destruction, liens, claims or encumbrances against any of the Collateral (other than those in favor of the Lender) have occurred, been made or filed and have not been removed or settled to the satisfaction of the Lender.

3.    RECOURSE. The Notes will be full recourse to the Borrowers.

4. BORROWING BASE. "Borrowing Base" means, as of any given date, the sum of the following: (a) eighty percent (80%), or at the Lender's sole discretion any lesser percentage designated upon 60 days notice, of Eligible Accounts Receivable of Shumate; plus (b) fifty percent (50%) of the value of the inventory of Shumate, up to a maximum of the lesser of
      (i) One Hundred Thousand Dollars ($100,000.00) or (ii) the amount of (a), above, and subject to the following:

      4.1. Accounts Receivable. "Accounts Receivable" means, as of any given date, all accounts receivable of Shumate for goods sold and delivered and services rendered by Shumate in the ordinary course of the business presently conducted by Shumate and representing amounts then invoiced and due and owing. An Account Receivable shall be an "Eligible Account Receivable," and shall be included in the Borrowing Base, only if and so long as it meets each and all of the following requirements:

            4.1.1. It is a valid,  genuine and legally  enforceable  obligation, subject to no defense, set off or counter-claim, of the account debtor or other obligor named herein or in the records of Shumate pertaining thereto, and that Shumate has not received from the account debtor or other obligor any notification repudiating such obligation or asserting that such obligation is subject to any defense, set off or counterclaim; and


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

            4.1.2. It is  owned by  Shumate  free  and  clear of all  interests, liens, attachments, encumbrances and security interests, except the security interest granted to the Lender pursuant to this Agreement; and

            4.1.3. The account  debtor or other obligor is located in the United
                   States; and

            4.1.4. Not more than ninety (90) days have expired since the date of invoice; or, if the Lender in its sole discretion accepts as eligible an Account Receivable which is due on a date stated in the invoice, not more than thirty (30) days have expired since the date stated; and

            4.1.5. None of the  Borrowers  has  received  notice from the Lender that the credit of the account debtor is not satisfactory to the Lender for any reason; and

            4.1.6. The  account  debtor  is not an  entity  in which  any of the
                   Borrowers has a controlling interest; and

            4.1.7. The  entire   receivable  of  one  account   debtor   becomes
                   ineligible if more than ten percent (10%) of the total due is over ninety (90) days past due, unless the ten percent (10%) over ninety (90) days is attributable to an isolated dispute over a specific invoice.

      4.2. Inventory. The value of inventory used in determining the Borrowing Base shall equal the value of raw material plus the value of finished product and shall not include the value of any work in progress.

5. COLLATERAL SECURITY. The performance of all covenants and agreements contained in this Loan Agreement and in the other documents executed or delivered as a part of this transaction and the payment of the Notes and all renewals, amendments and modifications thereof shall be secured by the following (the "Collateral"):

      5.1. Security Agreement. The Borrowers shall execute and deliver to Lender a Security Agreement (the "Security Agreement") granting a first priority security interest covering all of the Borrowers' goods, chattels, accounts, inventory, equipment, contract rights, medical equipment, accounts receivable, health care accounts receivable, general intangibles, and all other personal property, whether now owned or hereafter acquired, and all proceeds, products, rents, profits and income therefrom, and UCC-1 Financing Statements as necessary to perfect Lender's security interest in such Equipment.

      5.2. Lockbox Agreement . The Lender and Borrowers agree that (a) Lender will establish a lockbox account (the "Lockbox") for the receipt of payments on account and accounts receivable of Shumate; (b) the Borrowers will cooperate with Lender to assure that all account debtors of Shumate are notified to make payments on account to the Lockbox; and (c) without limiting the requirement that all account debtors make payment only to the Lockbox, any payments received directly by Borrowers will be deposited before 11:00 a.m. the following business day into the Lockbox. The Lockbox will be swept by the Lender on a daily basis and the funds therein will be applied to the principal balance on the Revolving Note, provided however, that, on or about the 15 th day of each month, the funds swept from the lockbox will be applied first to pay the outstanding interest on the Revolving Note and then to principal balance. The Borrowers and Lender will enter into a lockbox agreement in the form and substance satisfactory to Lender (the "Lockbox Agreement").


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

6. REPRESENTATIONS AND WARRANTIES. The Borrowers jointly and severally represent and warrant that:

      6.1.  Power  and  Authority.  Each of the  Borrowers  is duly  authorized, qualified, and licensed under all applicable federal, state and municipal laws, regulations, ordinances and orders of public authorities to carry on Borrowers' business in Texas and all other jurisdictions where Borrowers conduct business; the Borrowers have adequate authority, power and legal right to enter into and carry out the provisions of this Loan Agreement and other documents contemplated herein and to consummate the transactions contemplated hereby.

      6.2. No Default. The making and performance by the Borrowers of this Loan Agreement, or the documents to be executed in connection herewith, will not violate any provision or constitute a default under any indenture, agreement, or instrument to which any of the Borrowers is bound or affected.

      6.3.  Ownership.  Borrowers own good title to all of the Collateral.

      6.4. Financial Statements. The Borrowers' financial statements heretofore delivered or to be delivered hereafter to Lender are and will be true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied, and fully and accurately present the financial condition reflected therein without material change since the dates thereof.

      6.5. Full Disclosure. Neither this Loan Agreement, nor any statements or documents referred to herein or delivered by the Borrowers pursuant to this Loan Agreement, contains any untrue statement or omits to state a material fact necessary to make the statement herein or therein not misleading.

      6.6. Survival of Representations and Warranties. All covenants, representations and warranties made herein and under all documents executed pursuant hereto shall survive the making of the loans hereunder and the delivery of the Note and other instruments executed in connection therewith until complete repayment of the Note and all renewals and modifications thereof, and all other indebtedness of Borrowers to Lender under the terms of this Loan.


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

7. CONDITIONS PRECEDENT TO LOAN. The obligation of the Lender to perform this Loan Agreement and to make the initial or any future advances under any of the Notes is subject to the continued performance by the Borrowers of the following conditions precedent:

      7.1. Revolving Note. As soon as all of the following conditions set forth at Sections 7.2 through 7.4 hereof have been satisfied, and if no Default has occurred hereunder, the Lender will advance funds under the Revolving Note solely for the purposes set forth in Section
            2.2.4 hereof and subject to the provisions of Section 2.2.2 hereof.

      7.2. Closing Documents . This Loan Agreement, the Term Note, the Revolving Note, the Security Agreement, the Lockbox Agreement, and all other documents as might be required by the Lender, including but not limited to UCC-1 Financing Statements (all of the foregoing are referred to herein as the "Loan Documents") shall have been duly authorized, executed and delivered to Lender.

      7.3. Insurance . Borrowers will deliver to the Lender prior to the initial advance under the Note, certificates of insurance reflecting insurance coverage, premiums prepaid, with insurance companies satisfactory to Lender, in such amounts and against such risks as shall be required by the Lender, including, but not limited to, the following:

            7.3.1. public  liability  insurance  which  designates  Lender as an additional insured; and

            7.3.2. property damage insurance covering the Collateral for 100% of full replacement cost, which insurance designates the Lender as a loss payee.

      7.4. No Default. The representations and warranties set forth in paragraph 6 of this Agreement shall be true and correct on and as of the date of the initial advance and each additional advance with the same effect as if such representations and warranties had been made on and as of such date and there shall have occurred and be continuing no Default.

8. COVENANTS. Until payment in full of the Notes and all renewals and modifications thereof, and performance of all obligations owing to Lender under this Loan Agreement and the Loan Documents, unless the Lender shall otherwise consent in writing or by e-mail (which consent shall not be unreasonably withheld), the Borrowers jointly and severally covenant and agree as follows:

      8.1. Performance of Obligations. The Borrowers will promptly and punctually perform all of the obligations hereunder and under the Loan Documents, and under all other instruments executed or delivered pursuant thereto;

      8.2. Use of Loan Proceeds. The Borrowers shall not permit any funds advanced to Borrowers under the Loan Document to be used for any purpose other than the purposes set forth in Section 2.2.4 hereof;


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

      8.3. Books and Records. The Borrowers will keep and maintain accurate books and records of account in regard to the Borrowers' business for the current year and the three trailing calendar years, which will be kept in accordance with generally accepted accounting principles consistently applied;

      8.4. Financial Reports and Condition. The Borrowers will furnish or cause to be furnished to the Lender, prepared in accordance with generally accepted accounting principles and certified as to truth and accuracy by either the chief executive officer or chief financial officer of the Borrowers the following:

            8.4.1. Weekly Borrowing Base Certificate. On a weekly basis, Shumate will provide a Weekly Borrowing Base Certificate in the form of Schedule "1" hereto for reporting purposes only. The Borrowing Base is determined on a monthly basis as provided in Section 2.2.2.

            8.4.2. Annual  Financial  Statements.  The Borrowers will furnish to the Lender their audited annual financial statement on or before March 1st of each year.

            8.4.3. Income Tax Returns.  The Borrowers will furnish to the Lender copies of their respective federal income tax returns and requests for an extension of time in which to file within fifteen (15) days after filing of same.

            8.4.4. Monthly Financial Reports. Within fifteen (15) days after the close of each month commencing with the month ending September 30, 2004, the Borrowers will furnish to the Lender the following:

                   8.4.4.1. Accounts Receivable Aging/Listings.  A current aging of accounts receivable of Shumate;

                   8.4.4.2. Inventory.  A current  listing of the  inventory  of
                            Shumate;

                   8.4.4.3. Cash Flow Statements. A statement of changes in cash and a cash flow statement of Shumate in form satisfactory to the Lender; and

                   8.4.4.4. Other Reports.  A balance sheet of Shumate as of the
                            close  of  the   particular   month  and  an  income
                            statement of Shumate for such month.

            8.4.5. Other Information. At the Lender's request from time to time, the Borrowers will provide the Lender with such other information as the Lender may reasonably request regarding the business affairs or financial condition of the Borrowers, and the Borrowers will provide access to the Lender at all reasonable times to all agreements, purchase and sale contracts, maintenance agreements and all other documents and information relating to the Collateral.


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

      8.5. Lender's Access. Borrowers will at all reasonable times and as often as Lender may request, upon reasonable advance notice from Lender, permit any of Lender's officers and employees, and any authorized representative of Lender, to visit Borrowers' offices or field locations to (a) inspect the Collateral, and (b) examine, copy, audit or make excepts from any and all books, records, and documents relating to Borrowers' business and accounts, wherever located.

      8.6. Other Information. Within ten (10) days after becoming aware of the existence thereof, the Borrowers shall notify the Lender of any development or other information which may materially and adversely affect (a) the Borrowers' properties, business prospects, profits or condition (financial or otherwise); (b) the Collateral; or (c) the performance by the Borrowers under this Agreement, any of the Loan Documents, or any other instrument executed pursuant thereto.
            Without limiting the foregoing, the notice required by this paragraph 8.6 shall include information regarding (a) any substantial dispute between any of the Borrowers and any governmental regulatory body or law enforcement authority, including without limitation medicare payment disputes, (b) any material litigation, arbitration or other proceeding, or (c) any material claim by or against any of the Borrowers; Permits. The Borrowers currently hold and will maintain all

      8.7. licenses, permits, charters and registrations which are material to the conduct of Borrowers' business;

      8.8. Compliance with Laws . The Borrowers will duly observe and conform, in all material respects, to all laws, rules and regulations of any governmental authority applicable to the Borrowers;

      8.9. Debt Restriction. Borrowers will not incur or allow to be outstanding any future indebtedness for borrowed money, other than that evidenced by the Notes, indebtedness incurred for liability insurance premiums financed for no more than twelve (12) months, and ordinary trade payables, which are incurred in connection with the Borrowers' business;

      8.10. No Redemptions . The Borrowers will not redeem the common stock interests in the Borrowers from any shareholder of any of the Borrowers, and none of the Borrowers will permit the transfer of any common stock interests in any of the Borrowers by any shareholder of any of the Borrowers to any other shareholder or to any third person;

      8.11. No Distributions . Borrowers will not, without the Lender's consent, distributions of cash, or anything else of value, to any of the shareholders of any of the Borrowers;

      8.12. No Merger . None of the Borrowers will merge into or with or consolidate with any corporation, partnership, limited liability company, or other legal entity;


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

      8.13. Restriction on New Business. None of the Borrowers will enter into any businesses unrelated to the ownership and operation of a the Borrowers' business;

      8.14. Capital Expenditures. The Borrowers will not incur debt for capital expenditures, in excess of Fifty Thousand Dollars ($50,000.00) annually, including without limitation acquisition of real estate, acquisition or construction of buildings, fixtures and equipment, and acquisition of machinery, equipment, vehicles, furniture and fixtures, except as otherwise contemplated by this Loan Agreement;

      8.15. Loans . None of the Borrowers will make any loans or advances to any of the members of any of the Borrowers, or to any of the Borrowers' directors, employees, or affiliates without the prior written consent of the Lender;

      8.16. Sale of Assets. The Borrowers will not grant or permit the existence of a lien or security interest on any of the Collateral, except for the lien in favor of the Lender contemplated hereby, and will not sell any of the Collateral, except Inventory in the ordinary course of business;

      8.17. No Compensation. None of the directors or shareholders of any of the Borrowers will be paid any salary solely by virtue of their status as directors or shareholders;

      8.18. Insurance Coverage. The Borrowers will continuously maintain the insurance coverages described at Section 7.3, and will pay all insurance premiums therefor prior to the due dates thereof;

      8.19. Prior Loans. The Borrowers shall remain liable all amounts owing Lender under all prior loans and advances from Lender to the Borrowers.

9. DEFAULT. Each of the following shall constitute a default hereunder and under each of the Loan Documents ("Default"):

      9.1. Nonpayment of Note. Failure to pay when due any interest on or principal of the Term Note or the Revolving Note or any renewals or modifications thereof; or

      9.2. Other Nonpayment. Failure to make payment when due of any other amount payable to the Lender under the terms of this Loan Agreement or any of the Loan Documents; or

      9.3. Breach of Covenants. Breach by Borrowers in the performance or observance of any covenants made under this Agreement or any of the Loan Documents, or under the terms of any other instrument delivered to Lender in connection with this Loan Agreement; provided that with respect to any non-monetary covenants, a breach of such non-monetary covenant, which is not cured by the Borrowers within thirty (30) days after the occurrence thereof; or

      9.4. Creation of Liens. The creation or enforcement of any lien, mortgage, pledge, security interest, encumbrance, or other lien (including a lien of attachment, judgment or execution) securing a charge or obligation affecting any or all of the Collateral; or

      9.5. Ownership. The assignment, sale, transfer, encumbrance or conveyance of all or any portion of the Borrowers' Collateral, without the prior written consent of Lender, or if any common stock interests in any of the Borrowers are issued by any of the Borrowers, or conveyed by existing shareholders of any of the Borrowers without the Lender's prior written consent; or

      9.6. Judgment. Entry by any court of final judgment (and the expiration of all appeals) against any of the Borrowers which is not covered by insurance, or an attachment of any property of any of the Borrowers, either of which is not discharged to the satisfaction of Lender within thirty (30) days thereof; or

      9.7. Casualty Loss; Condemnation. Substantial damage or destruction by casualty of all or a substantial portion of the Collateral (which damage is not covered by insurance), or taking by rights of eminent domain of all or any substantial portion of the real property owned by the Borrowers which materially and adversely affects the Borrowers' ability to conduct the Borrowers' business; or

      9.8. Bankruptcy. The institution of bankruptcy, reorganization, liquidation or receivership proceedings by or against any of the Borrowers, or the making of any assignment for the benefit of creditors by or against any of the Borrowers, if any of the Borrowers becomes insolvent or any admission by any of the Borrowers of its inability to pay its debts as such debts mature; or

      9.9. Governmental Requirements. The issuance of any order, decree or judgment pursuant to any judicial or administrative proceeding declaring that the Borrowers' operation of the Borrowers' hospital business is in material violation of any law, ordinance, rule or regulation of any governmental agency, department, commission, board, bureau or instrumentality; or

      9.10. Representations. Any representation, warranty, statement, certificate, schedule or report made or furnished to the Lender by any of the Borrowers proves to be false or erroneous in any material respect at the time of the making thereof, and any of the Borrowers fails to take or cause to be taken corrective measures with respect to such representations or warranties satisfactory to the Lender within thirty (30) days after written notice by the Lender, and such corrective measures are not completed to Lender's satisfaction within thirty (30) days after such written notice is given.

10. REMEDIES . On the occurrence of a Default, as defined in Section 8 of this Agreement, the Lender may, at Lender's option, take any of the following actions:

      10.1. Acceleration of Notes. The Lender may declare the Notes and all renewals and modifications thereof to be immediately due and payable whereupon the Notes and any renewals and modifications thereof shall become forthwith due and payable without presentment, demand, protest or notice of any kind, and the Lender shall be entitled to proceed simultaneously or selectively and successively to enforce its rights under the Notes, this Loan Agreement, and any or all of the Loan Documents, and any of the instruments executed pursuant to the terms thereof, or in connection therewith, and all renewals and modifications thereof, and to exercise all other remedies available to the Lender at law or in equity. Nothing contained herein shall limit Lender's rights and remedies available under applicable law.

      10.2. Selective Enforcement. In the event the Lender shall elect to selectively and successively enforce its rights under any of the Loan Documents, such action shall not be deemed a waiver or discharge of any other lien, encumbrance or security instrument securing payment of the Note until such time as the Lender shall have been paid in full all amounts owing under the Notes. The foreclosure of any lien provided pursuant to the terms of the Loan Documents without the simultaneous foreclosure of all such liens shall not merge the liens granted which are not foreclosed with any interest that the Lender might obtain as a result of such selective and successive foreclosure.

11. RELEASE. Borrowers hereby jointly and severally release, acquit and forever discharge the Lender and the Lender's subsidiaries, affiliates, officers, directors, shareholders, agents, employees, servants, attorneys and representatives, as well as the respective heirs, personal representatives, successors and assigns of any and all of them (hereafter collectively called the "Released Lender Parties") from any and all claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets against indebtedness and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, including without implied limitation, such claims and defenses as fraud, mistake, duress and usury, which the Borrowers ever had, now have, or might hereafter have against the Released Lender Parties, jointly or severally, for or by reason of any matter, cause or thing whatsoever occurring prior to the date of this Loan Agreement, whether or not related in whole or in part, directly or indirectly to the Borrowers' indebtedness. In addition, the Borrowers agree not to commence, join in, prosecute or participate in any suit or other proceeding in a position which is adverse to any of the Released Lender Parties arising directly or indirectly from any of the foregoing matters.

12.   MISCELLANEOUS . It is further agreed as follows:

      12.1. Recording Fees. The Borrowers will pay all recording and filing fees and notary fees.

      12.2. Expenses. The Borrowers will pay all attorneys' fees and expenses incurred by the Lender which are incidental to (a) the negotiation and preparation of the Loan Documents; (b) the enforcement or defense of any or all of the Loan Documents and any instrument executed pursuant thereto or in connection therewith to evidence or secure the Borrowers' indebtedness to the Lender, and all renewals and modifications thereof; (c) the protection of the Lender's collateral; (d) the negotiation and preparation of all renewals and modifications to the Loan Documents; (e) the partial or full release of any of the Lender's liens on the Collateral; and (f) any legal advice sought by the Lender in connection with the Loan Documents.

      12.3. Notices . Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally or sent by facsimile transmission or by registered or certified mail, postage prepaid, return receipt requested and addressed as listed below or to such other address as the party concerned may substitute by written notice to the other. All notices shall be deemed received on the date of personal delivery, the date of confirmation of receipt of a facsimile transmission, or within three days (excluding Saturdays, Sundays and holidays recognized in the United States) after being mailed:

            The Borrowers:   12060 FM 3083
                             Conroe, Texas 77301
                             Fax: (936) 539-9396

            With a copy to:
                             ---------------------------------------------------

                             ---------------------------------------------------

                             ---------------------------------------------------

                             ---------------------------------------------------
                             Fax:
                                 -----------------------------------------------

            The Lender:      Stillwater National Lender and Trust Company
                             1500 S. Utica
                             Tulsa, Oklahoma 74104
                             Attn: Jerry L. Lanier, Executive Vice President
                             Fax: (918) 523-3892

            With a copy to:  Jared D. Giddens, Esq.
                             Conner & Winters, P.C.
                             211 N. Robinson
                             1700 One Leadership Square
                             Oklahoma City, Oklahoma 73102
                             Fax: (405) 232-2695

      12.4. Amendment and Waiver. This Loan Agreement and the Loan Documents may not be amended or modified in any way, except by an instrument in writing executed by all of the parties thereto; provided, however, Lender may, in writing: (a) extend the time for performance of any of the obligations of Borrowers; (b) waive any default by Borrowers; and (c) waive the satisfaction of any condition that is precedent to the performance of Lender's obligations under this Loan Agreement. In the event of a waiver of an event of default by Lender, such specific event of default shall be deemed to have been cured and not continuing, but no such waiver shall extend to the reoccurrence of the same default or any subsequent or other default or impair any consequence of such subsequent or other default.

      12.5. Non-Waiver; Cumulative Remedies. No failure on the part of Lender to exercise and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Lender of any right hereunder preclude any other or further right of exercise thereof. The remedies herein provided are cumulative and not alternative.

      12.6. Applicable Law. This Loan Agreement, all of the Loan Documents and all other documents executed pursuant thereto and in connection therewith to evidence or secure the loans contemplated hereby shall be deemed to be a contract made under the laws of the State of Oklahoma. Nothing in this Loan Agreement shall be construed to constitute the Lender as a joint venturer with the Borrowers or to constitute a partnership among any of such parties.

      12.7. Descriptive Headings . The descriptive headings of the paragraphs of this Loan Agreement are for convenience only and shall not be used in the construction of the terms hereof.

      12.8. Integrated Agreement . This Loan Agreement, all of the Loan Documents and the other loan documents executed pursuant hereto or in connection herewith constitute the entire agreement between the parties hereto, and there are no agreements, understandings, warranties or representations between the parties other than those set forth in such documents and this Loan Agreement, and the Loan Documents supercede and replace all prior agreements, letters, and understandings between the Lender the Borrowers with respect to the matters set forth herein.

      12.9. Time of Essence . Time is of the essence of this Loan Agreement.

      12.10.Binding Effect . This Loan  Agreement  shall be binding on and inure to the benefit of the parties hereto and their respective successors, personal representatives, legal representatives and assigns.

      12.11.Third Party Beneficiary. Nothing in this Loan Agreement, express or implied, is intended to confer on any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Loan Agreement.

      12.12.Participation.  Lender is authorized to sell participation interests
            in  the  loan  evidenced  by  this  Agreement  to  other   financial
            institutions; and Borrowers agree that subject to the terms of the agreements of participation, each holder of a participation interest will be entitled to rely on the terms of the loan documents executed in connection herewith as if such holder had been named as an original party to the loan documents. In connection with the sale and proposed sales of such participation interests, the Lender is authorized to disclose all financial and other information about the Borrowers and provide copies of the Loan Documents to all potential and actual participants, and any such actions taken prior to the date hereof are hereby authorized.

      12.13.Accuracy of  Information.  This Loan Agreement has been entered into by the Lender based upon the information, data and representations furnished by the Borrowers to the Lender, and the Lender's obligation to close and fund the loan is subject to the continued accuracy of all matters submitted to the Lender herewith. By acceptance hereof, the Borrowers jointly and severally represent and warrant to the Lender that all such information, data and representations heretofore and hereafter furnished to the Lender are complete and accurate in all material respects and there is contained therein no untrue statement of a material fact or omission to state a material fact necessary in order to make the statements made in light of the circumstances under which they were made not misleading, and this warranty shall be true at the time the loan is closed and shall survive closing. There shall be no material change at the time the loan is closed of the income and expenses of the property, the financial condition of the Borrowers and all other features of the transaction shall be as represented by the Borrowers to the Lender.

      12.14.Maximum Legal Rate of Interest. Notwithstanding any other provisions of this Loan Agreement or any of the Loan Documents to the contrary, the total interest charges incurred by the Borrowers pursuant to the Note shall not exceed the maximum legal rate of interest under Oklahoma law. If the holder of the Note shall ever be entitled to receive, collect or apply, as interest on the loans, any amount in excess of the maximum legal rate of interest permitted to be charged by applicable law, and, in the event any holder of the Note ever receives, collects or applies, as interest, any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Note, and if the principal balance is paid in full, any remaining excess shall be forthwith paid to Borrowers. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Borrowers and Lender shall, to the maximum extent permitted, under applicable law: (a) characterize any non-principal payment as an expense, fee or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof;
            (c) "spread" the total amount of interest on the Note throughout the entire term of the Note so that the interest rate is uniform throughout the entire term of the Note.

      12.15.No Responsibility of Lender. Notwithstanding any term or provision of the Loan Documents, Lender shall not have any obligation or responsibility for the management, conduct or operation of the business and affairs of Borrowers. No provision hereof or of any of the other Loan Documents shall be construed or interpreted to create any relationship between Borrowers and Lender other than that of debtor and creditor.

      12.16.Jurisdiction. The Borrowers hereby jointly and severally submit to the jurisdiction of any state or federal court located in Tulsa County, Oklahoma, or in Oklahoma County, Oklahoma, as elected by the Lender, in connection with any action or proceeding commenced for the collection, enforcement, or defense of this Loan Agreement, the Notes, or any of the other Loan Documents, and hereby waives all objections to venue or any objections based on the theory of non-convenient forum in connection therewith.

      12.17.Counterparts. This Agreement may be executed in two or more counterparts, each of which will be an original instrument, but all of which taken together will constitute one agreement.


             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed as of the day and year first above written.

                                    SHUMATE MACHINE WORKS, INC.,
                                    a Texas corporation


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    EXCALIBUR HOLDINGS, INC.,
                                    a Texas corporation


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    EXCALIBUR INDUSTRIES, INC.,
                                    a Delaware corporation


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    (the "Borrowers")


                                    STILLWATER NATIONAL BANK AND TRUST COMPANY


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    (the "Lender")

                       MONTHLY BORROWING BASE CERTIFICATE

      1. I,  ______________________________,  am the duly elected, qualified and acting ____________________ of SHUMATE MACHINE WORKS, INC., a Texas corporation ("Shumate"), and do hereby make this certificate on behalf of the Borrower.

      2. Pursuant to the Loan Agreement, dated September ___, 2004 (the "Loan Agreement"), among Shumate, Excalibur Holdings, Inc., a Texas corporation, and Excalibur Industries, Inc., a Texas corporation (together, the "Borrowers") and Stillwater National Bank and Trust Company ("Lender"), Shumate hereby certifies that, as of _____________, 20__, the Borrowing Base as described in the Loan Agreement is the following:

Total Accounts Receivable                                              $________
       Less:Foreign Accounts                          $________
       Less:Set-Off Accounts                          $________
       Less:Accounts 90 days past due                 $________
       Less:Related Accounts                          $________
       Less:10% Rule                                  $________
Eligible Accounts Receivable                          $________x 80% = $________

Eligible Inventory                                    $________x 50% = $________
 (Inventory is limited to the lesser of (a) $100,000.00 and (b) 50% of total Borrowing Base)

Borrowing Base                                                         $________

      3. As of the date of this Certificate, the above information is true and correct, and no Default has occurred and is continuing under the Loan Agreement. If a Default has occurred, I have stated on an attachment hereto the nature of the Default, the period of existence thereof and the action proposed to be taken with respect thereto.

      4. Attached hereto is a true and correct accounts receivable aging report as of the date set forth in paragraph 2 hereof.

      IN WITNESS WHEREOF, I have, hereunto signed my name and certify to the above as of thisday of ______________, 20__.

                         SHUMATE MACHINE WORKS, INC.,
                         a Texas corporation


                         By:
                            ----------------------------------------------------
                         Name:
                              --------------------------------------------------
                         Title:
                               -------------------------------------------------